UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2008

Date of reporting period: 06/30/2008

Item 1. Report to Stockholders.

                                 SEMIANNUAL REPORT

                                   June 30, 2008

                          NICHOLAS MONEY MARKET FUND, INC.

                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

August 2008

Report to Fellow Shareholders:

Universally, money market fund returns fell in the first six months of 2008 as compared to the previous six-month period ending December 31, 2007. For example, Nicholas Money Market Fund had six-month returns of 2.37% as of December 31, 2007 and 1.32% as of June 30, 2008. The Federal Reserve Board's ("Fed") federal funds target rate went from 4.25% at the end of last year to its current 2.00%, with coinciding declines in short-term interest rates. At the end of December 2007 the discount rate on 60-day maturity AA rated non-financial commercial paper (short-term obligations issued by corporations) was approximately 4.10% and by the end of June 2008 was around 2.13%. The dominant reason behind the shift in rates stemmed from the weakness in the U.S. economy precipitated by the financial crisis.

Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the period ended June 30, 2008.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas Money Market Fund, Inc.	1.32%	3.72%	4.13%	2.93%	3.39%
Lipper Money Market Fund Category	1.25%	3.48%	3.80%	2.61%	3.06%
Fund's Expense Ratio: 0.52%

The Fund's expense ratio for the period ended June 30, 2008 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund's returns and yields are reduced by expenses. Assumes reinvestment of dividends. Returns and yields shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Many financial institutions, small and large alike, are under stress from questionable lending standards in the mortgage markets. Since the beginning of 2007 more than $500 billion in credit losses and write-down's have been taken by over 100 of the world's largest banks and securities firms. It is possible losses could go well over $1 trillion with the solvency of some large financial institutions being brought into question. Even agency giants, Freddie Mac and Fannie Mae have generated negative headlines, with their stock prices tumbling as talk escalates about the necessity of a government bailout. Within this background, the Fed lowered its target rate, mostly in the first quarter of 2008, in an effort to stimulate a sagging economy. Consider that from 2004 through 2007 the real gross domestic product ("GDP") in the U.S averaged an annualized 2.6%. For the first quarter of 2008, real annualized GDP came in at 0.9% and for the second quarter an estimated annualized 1.9%, buoyed in part by government issued stimulus checks.

Several types of securities have come under scrutiny since the financial crisis began including auction-rate securities. The Fund has never purchased auction-rate securities and has not dabbled in mortgage related asset-backed securities or other real estate structured investment vehicles. Although the Fund can purchase money market eligible asset-backed securities it has tended to purchase non-asset-backed commercial paper. Of the commercial paper it does buy, some is issued by financial institutions. We carefully consider the credit worthiness of these issuers and have scaled back in amount and length to maturity on some issuers, and held off purchasing others altogether as we did not feel as comfortable with those companies ability to pay. Our emphasis has been on preserving shareholder capital.

Nicholas Money Market Fund began the year with a weighted average maturity ("WAM") of 31 days. With more favorable yield further out on the curve due to stagnant second quarter 2008 rate movements, the Fund increased its WAM to 34 days by June 30, 2008.

At June 30, 2008, all of the Fund's holdings were in high quality corporate debt, mainly commercial paper. For the period ended June 30, 2008, the Fund ranked (based on total fund returns) within the top 36th percentile (120 out of 337 funds) for 12-month total return as compared to the Lipper Money Market Fund Category as reported by Lipper Analytical Services, Inc. ("Lipper"). For the 3-, 5-and 10-year periods the Fund ranked within the top 26th, 21st, and 19th percentile for average annual total return as reported by Lipper (77 out of 310, 59 out of 293 and 36 out of 192 funds, respectively).

Although the Fund ranks above its Lipper peer group for all the return periods shown above, it has fallen back somewhat when compared to earlier periods. This is largely due to the Fund limiting purchases of certain types of securities that it feels could threaten principal. For example, from statistical releases obtained from the Fed, the average spread in discount rates between 60-day AA financial and 60-day AA non-financial commercial paper for the three-year period ended June 30, 2007 was 26 basis points. For the six-months ended June 30, 2008 the spread averaged 42 basis points. Many of the financial companies continued to issue paper with spreads close to the normal three-year average, but others, needing to replace maturities and with more reluctant purchasers, were forced to significantly offer more yield. While the Fund took advantage of some of these circumstances, it passed on others because too many questions existed, even though these issuers remained money market eligible.

Regarding short-term interest rates, one might speculate that the Fed would be inclined to lower rates more to combat the slowing economy and the financial crisis. However, like an epic tug-of-war, the forces of rising prices and inflation are counterbalancing the threats to GDP. Energy and food costs are soaring. The CPI ("Consumer Price Index") year-over-year at the end of July 2008 was 5.6% higher and the largest in some 17 years. With such strong forces pulling the Fed in different directions, it is no wonder their rate assessment contains such an ambiguous statement such as this: "Although downside risks to growth remain, the upside risks to inflation are also of significant concern to the Committee. The Committee will continue to monitor economic and financial developments and will act as needed to promote sustainable economic growth and price stability." As of the writing of this letter, the options on Fed funds target rate futures show over a 50 percent chance that rates will either remain the same or rise during the remainder of this year.

Thank you for your continued support.

Sincerely,

/s/ Jeffrey T. May

Jeffrey T. May

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/08)

Financial Highlights (NICXX)
For a share outstanding throughout the period
------------------------------------------------------------------------------------------------
                                       Six Months
                                         Ended                 Year ended December 31,
                                     June 30, 2008 ---------------------------------------------
                                      (unaudited)   2007      2006      2005      2004      2003
                                     -------------  ----      ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...............   .013      .047      .045      .027      .009      .007
                                         -----     -----     -----     -----     -----     -----
  LESS DISTRIBUTIONS
  From net investment income ..........  (.013)    (.047)    (.045)    (.027)    (.009)    (.007)
                                         -----     -----     -----     -----     -----     -----
NET ASSET VALUE, END OF PERIOD ........  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                         -----     -----     -----     -----     -----     -----
                                         -----     -----     -----     -----     -----     -----

TOTAL RETURN ..........................  1.32%(1)  4.83%     4.58%     2.75%      .91%      .75%

SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..  $79.7     $84.7     $66.7     $89.8     $90.1    $101.1
Ratio of expenses to
 average net assets ...................   .51%(2)   .52%      .56%      .52%      .48%      .43%
Ratio of net investment income
 to average net assets ................  2.64%(2)  4.72%     4.45%     2.74%      .91%      .75%

(1) Not annualized.
(2) Annualized.

     The accompanying notes to financial statements are an integral part of these highlights.

-------------------------------------------------------------------------------
Portfolio Maturity (As a Percentage of Portfolio)
June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

        VERTICAL BAR CHART PLOT POINTS
        1 Day ....................................     0.88%
        2 - 7 Days ...............................     9.74%
        8 - 30 Days ..............................    43.08%
        31 - 60 Days .............................    23.80%
        61 - 90 Days .............................    22.50%
        > 90 Days ................................     0.00%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended June 30, 2008 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       12/31/07         06/30/08       01/01/08 - 06/30/08
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,013.20              $2.54
        Hypothetical   1,000.00         1,022.48               2.55
         (5% return before expenses)

        * Expenses are equal to the Fund's six-month annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 181 then divided by 366 to reflect the one-half year period.

Statement of Net Assets
June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

                                                      Yield to       Amortized
  Principal                               Maturity    Maturity          Cost
   Amount                                   Date     (Note 1(b))    (Note 1(a))
-------------                            ----------  -----------   ------------

COMMERCIAL PAPER - 100.18%
 $  700,000  Campbell Soup Company ..... 07/01/2008     2.33%      $   700,000
    800,000  Siemens Capital
              Company, LLC ............. 07/03/2008     2.11%          799,908
  1,000,000  Siemens Capital
              Company, LLC ............. 07/03/2008     2.24%          999,878
  1,000,000  Bank of America
              Corporation .............. 07/07/2008     2.44%          999,600
  2,400,000  Barclays U.S.
              Funding Corp. ............ 07/07/2008     2.78%        2,398,912
  1,000,000  Nordea North America Inc. . 07/07/2008     2.53%          999,585
    275,000  Pfizer Inc. ............... 07/07/2008     2.72%          274,878
  1,300,000  Verizon Communications Inc. 07/07/2008     2.43%        1,299,482
    500,000  American Honda
              Finance Corporation ...... 07/08/2008     2.09%          499,801
    400,000  BNP Paribas Finance Inc. .. 07/08/2008     2.48%          399,810
    500,000  Nordea North America Inc. . 07/08/2008     2.70%          499,743
  1,000,000  Prudential Financial, Inc.  07/08/2008     2.44%          999,533
  1,150,000  Marshall & Ilsley
              Corporation .............. 07/09/2008     2.67%        1,149,330
    300,000  Nordea North America Inc. . 07/09/2008     2.60%          299,830
  1,350,000  ABN AMRO North America
              Finance, Inc. ............ 07/10/2008     2.59%        1,349,139
  1,200,000  John Deere Capital
              Corporation .............. 07/10/2008     2.17%        1,199,361
    725,000  John Deere Capital
              Corporation .............. 07/10/2008     2.07%          724,632
    905,000  Danske Corporation ........ 07/11/2008     2.76%          904,322
    500,000  ABN AMRO North America
              Finance, Inc. ............ 07/14/2008     2.59%          499,540
  1,250,000  Danske Corporation ........ 07/14/2008     2.70%        1,248,809
    250,000  Danske Corporation ........ 07/14/2008     2.76%          249,756
    600,000  Danske Corporation ........ 07/14/2008     2.63%          599,441
  1,225,000  Nordea North America Inc. . 07/14/2008     2.76%        1,223,805
    575,000  Bank of America
              Corporation .............. 07/15/2008     2.37%          574,479
  1,185,000  Toyota Motor Credit
              Corporation .............. 07/15/2008     2.35%        1,183,940
  1,250,000  American Express Credit
              Corporation .............. 07/16/2008     2.52%        1,248,713
  1,165,000  General Electric Capital
              Corporation .............. 07/17/2008     2.39%        1,163,789
  1,055,000  Prudential Financial, Inc.  07/17/2008     2.49%        1,053,851
  1,000,000  American Express Credit
             Corporation ............... 07/18/2008     2.50%          998,843
    500,000  HSBC Finance Corporation .. 07/18/2008     2.44%          499,433
    800,000  Verizon Communications Inc. 07/18/2008     2.39%          799,112
    500,000  ATandT Inc. ............... 07/21/2008     2.11%          499,425
  1,010,000  JPMorgan Chase and Co. .... 07/21/2008     2.60%        1,008,569
  1,000,000  Verizon Communications Inc. 07/21/2008     2.52%          998,622
  1,250,000  Archer-Daniels-Midland
              Company .................. 07/22/2008     2.16%        1,248,454
    500,000  Toyota Motor Credit
              Corporation .............. 07/22/2008     2.63%          499,247
  2,000,000  Wells Fargo and Company ... 07/23/2008     2.13%        1,997,446
  1,250,000  Wisconsin Electric Power
              Company .................. 07/23/2008     2.34%        1,248,243
    500,000  ANZ National
              (International) Ltd. ..... 07/24/2008     2.49%          499,217
    485,000  General Electric Capital
              Corporation .............. 07/24/2008     2.53%          484,235
  1,250,000  Wisconsin Electric Power
              Company .................. 07/24/2008     2.29%        1,248,203
  1,635,000  Chevron Funding
              Corporation .............. 07/25/2008     2.24%        1,632,602
  1,000,000  Siemens Capital
              Company, LLC ............. 07/25/2008     2.19%          998,567
  1,000,000  John Deere Capital
              Corporation .............. 07/28/2008     2.05%          998,492
    398,000  Pfizer Inc. ............... 07/28/2008     2.16%          397,367
    540,000  Wells Fargo and Company ... 07/29/2008     2.18%          539,101
    750,000  BASF A.G................... 07/30/2008     2.31%          748,628
  1,000,000  Marshall and Ilsley
              Corporation .............. 07/31/2008     2.46%          997,983
  1,025,000  Bank of America
              Corporation .............. 08/01/2008     2.49%        1,022,838
    945,000  BNP Paribas Finance Inc. .. 08/01/2008     2.61%          942,917
    850,000  BNP Paribas Finance Inc. .. 08/01/2008     2.67%          848,075
  1,250,000  Procter and Gamble
              International
              Funding S.C.A. ........... 08/01/2008     2.16%        1,247,718
    990,000  Nestle Capital
              Corporation .............. 08/04/2008     2.17%          988,009
    500,000  Bank of America
              Corporation .............. 08/05/2008     2.60%          498,756
    555,000  Prudential Financial, Inc.  08/05/2008     2.49%          553,678
    490,000  Prudential plc ............ 08/06/2008     2.65%          488,726
    750,000  Pfizer Inc. ............... 08/07/2008     2.15%          748,374
    500,000  Procter and Gamble
              International
              Funding S.C.A. ........... 08/08/2008     2.22%          498,850
    500,000  Prudential plc ............ 08/08/2008     2.70%          498,602
    595,000  Toyota Motor Credit
              Corporation .............. 08/08/2008     2.63%          593,380
    375,000  ATandT Inc. ............... 08/11/2008     2.34%          374,018
  1,000,000  JPMorgan Chase and Co. .... 08/11/2008     2.43%          997,278
    910,000  Procter and Gamble
              International
              Funding S.C.A. ........... 08/12/2008     2.26%          907,643
    300,000  ANZ National
              (International) Ltd. ..... 08/13/2008     2.65%          299,068
    700,000  Toyota Motor Credit
              Corporation .............. 08/13/2008     2.45%          697,994
    705,000  Goldman Sachs
              Group, Inc. (The) ........ 08/14/2008     2.34%          703,018
    765,000  HSBC Finance Corporation .. 08/19/2008     2.57%          762,376
  1,315,000  Nestle Capital
              Corporation .............. 08/21/2008     2.18%        1,311,013
    250,000  Siemens Capital
              Company, LLC ............. 08/22/2008     2.11%          249,252
    550,000  Goldman Sachs
              Group, Inc. (The) ........ 08/25/2008     2.39%          548,025
    260,000  AIG Funding, Inc. ......... 08/26/2008     2.71%          258,924
    875,000  Goldman Sachs
              Group, Inc. (The) ........ 08/26/2008     2.40%          871,788
  1,115,000  Archer-Daniels-Midland
              Company .................. 08/28/2008     2.39%        1,110,779
  1,000,000  Prudential plc ............ 09/02/2008     2.73%          995,310
  1,000,000  Novartis Finance
              Corporation .............. 09/03/2008     2.29%          996,000
  1,000,000  Novartis Finance
              Corporation .............. 09/04/2008     2.29%          995,938
  1,160,000  General Electric
              Capital Corporation ...... 09/05/2008     2.45%        1,154,896
  1,000,000  Pfizer Inc. ............... 09/08/2008     2.19%          995,879
  3,000,000  BASF SE ................... 09/09/2008     2.38%        2,986,408
  1,000,000  American Honda
              Finance Corporation ...... 09/10/2008     2.48%          995,208
    500,000  Novartis Finance
              Corporation .............. 09/10/2008     2.24%          497,831
  1,125,000  American Honda
              Finance Corporation ...... 09/11/2008     2.45%        1,119,600
    755,000  Novartis Finance
              Corporation .............. 09/12/2008     2.26%          751,601
    950,000  Australia and New Zealand
              Banking Group Ltd. ....... 09/15/2008     2.76%          944,585
    600,000  ATandT Inc. ............... 09/17/2008     2.38%          596,971
  1,000,000  Australia and New Zealand
              Banking Group Ltd. ....... 09/18/2008     2.79%          994,009
  1,000,000  BNP Paribas Finance Inc. .. 09/18/2008     2.81%          993,965
  1,725,000  ATandT Inc. ............... 09/19/2008     2.40%        1,715,992
  1,250,000  Shell International
              Finance B.V. ............. 09/26/2008     2.40%        1,242,901
                                                                   -----------
              TOTAL COMMERCIAL PAPER ..                             79,883,849
                                                                   -----------

VARIABLE RATE SECURITY - 0.01%
      9,507  American Family Financial
              Services, Inc. (1) ....... 07/01/2008     1.89%            9,507
                                                                   -----------

              TOTAL INVESTMENTS
               - 100.19%...............                             79,893,356
                                                                   -----------
              LIABILITIES, NET OF
               OTHER ASSETS - (0.19)% .                               (153,816)
                                                                   -----------
              TOTAL NET ASSETS
               (basis of percentages
               disclosed above) - 100%                             $79,739,540
                                                                   -----------
                                                                   -----------

             NET ASSET VALUE PER SHARE ($0.0001 par value, 3,000,000,000 shares authorized), offering price and redemption price
              ($79,739,540 / 79,739,540 shares outstanding) ............ $1.00
                                                                         -----
                                                                         -----

(1)  Subject to a demand feature as defined by the Securities and Exchange
Commission.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Interest ..................................................     $1,313,284
                                                                    ----------

EXPENSES
    Management fee ............................................        124,957
    Registration fees .........................................         23,883
    Transfer agent fees .......................................         15,884
    Accounting and administrative fees ........................         10,413
    Audit and tax fees ........................................         10,000
    Accounting system and pricing service fees ................          5,852
    Directors' fees ...........................................          5,720
    Legal fees ................................................          4,645
    Postage and mailing .......................................          4,170
    Printing ..................................................          3,023
    Custodian fees ............................................          2,119
    Insurance .................................................          1,705
    Other operating expenses ..................................            622
                                                                    ----------
         Total expenses .......................................        212,993
                                                                    ----------
         Net investment income ................................     $1,100,291
                                                                    ----------
                                                                    ----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2008 (unaudited) and the year ended December
31, 2007
-------------------------------------------------------------------------------
                                           Six Months Ended        Year Ended
                                              06/30/2008           12/31/2007
                                             -------------       -------------
INCREASE IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  1,100,291        $  3,429,507
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .............    (1,100,291)         (3,429,507)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share)
    Proceeds from shares issued ............    24,132,274          61,608,365
    Reinvestment of distributions ..........     1,216,787           3,370,073
    Cost of shares redeemed ...............    (30,283,601)        (47,018,988)
                                              ------------        ------------
         Increase (decrease) in net assets
          derived from capital share
          transactions .....................    (4,934,540)         17,959,450
                                              ------------        ------------
         Total increase (decrease)
          in net assets ....................    (4,934,540)         17,959,450
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................    84,674,080          66,714,630
                                              ------------        ------------
    End of period ..........................  $ 79,739,540        $ 84,674,080
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2008 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Money Market Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.
    The following is a summary of the significant accounting policies of the
    Fund:

    (a)  Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.
         Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.  Variable rate instruments purchased at par are valued at cost which approximates market value.  Investment transactions are generally accounted for on the trade date.

         The Fund adopted Financial Accounting Standards Board Statement of
         Financial Accounting Standards No. 157, Fair Value Measurements ("FAS
         157"), effective January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
         Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

              Level 1 - quoted prices in active markets for identical
              investments

              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

         The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

                                                      Investments     Other
                                                          in         Financial
              Valuation Inputs                        Securities   Instruments*
              -----------------------------------------------------------------
              Level 1 - Quoted Prices .............. $        --    $        --
              Level 2 - Other Significant
                         Observable Inputs .........  79,893,356             --
              Level 3 - Significant Unobservable
                         Inputs ....................          --             --
                                                     -----------    -----------
                                       Total ....... $79,893,356    $        --
                                                     -----------    -----------
                                                     -----------    -----------

              *Other financial instruments include futures, forwards and swap contracts.

    (b)  Yield to maturity is calculated at date of purchase for commercial paper.  For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

    (c)  The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less.  As of June 30, 2008, the Fund's dollar-weighted average portfolio maturity was 34 days.  Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the
         Internal Revenue Code applicable to regulated investment companies.

         The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Dividends from net investment income of the Fund are accrued daily and paid monthly.  Net realized capital gains, if any, are distributed at least annually.  Any short-term capital gain distributions are included in ordinary income for tax purposes.  The Fund distributed
         $1,100,291 and $3,429,507 of ordinary income during the six months ended June 30, 2008 and the year ended December 31, 2007,
         respectively.  There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of June 30, 2008.

         In July 2006, the Financial Accounting Standards Board ("FASB") issued
         Interpretation No. 48, "Accounting for Uncertainty in Income Taxes"
         ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination.  If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "interest" and penalties in
         "other operating expenses" on the Statement of Operations.  The Fund adopted FIN 48 in 2007.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2008.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008.  At
         June 30, 2008, the tax years December 31, 2004 through December 31,
         2007 remain open to examination in the Fund's major tax jurisdictions.

    (e)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .30% of the average net asset value of the Fund.
         As of June 30, 2008, the Fund owed the Adviser $21,245 for advisory, accounting and administrative services.  The Adviser has voluntarily agreed to reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed .50% of the average net assets for the year.  No such reimbursements were made in 2008.
         Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the
         Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $2,395 for the period ended June 30, 2008 for legal services rendered by this law firm.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In February 2008, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2009.  In connection with the renewal of the Investment
Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended December 31, 2007, the management fee was 0.30% and the Fund's total expense ratio (including the management fee) was 0.52%.  In renewing the Investment Advisory Agreement, the
Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group:  (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; and (iv) the range and quality of the services offered by the Adviser. Specifically, the Board noted
that the Fund performed in the upper twenty-fifth, twentieth, eighteenth and eighteenth percent of its category for the 1-, 3-, 5-, and 10-year periods and the upper twenty-fifth, twenty-second and nineteenth percent for the calendar years 2007, 2006 and 2005, within the money market funds in the Lipper, Inc.
universe.

The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement.  The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.
The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds.  The Board reviewed the actual relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the
Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund.  The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas Money Market Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Profit Sharing Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

               JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                       LYNN S. NICHOLAS, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: August 29, 2008

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: August 29, 2008